Filed Pursuant to 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra MFG Global Equity Fund (the “Fund”)

SUPPLEMENT DATED MAY 29, 2013

TO THE

PROSPECTUS DATED NOVEMBER 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Increase in the Minimum Initial Investment Amount

Effective July 1, 2013,  the “Purchase and Sale of Fund Shares” disclosure on page 3 of the Prospectus is hereby replaced with the following to reflect an increase in the minimum investment amount to $1,000,000 for Institutional Class shares of the Frontegra MFG Global Equity Fund.  All other information in the Prospectus remains unchanged.

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The minimum initial investment amount is $1,000,000 which may be modified for purchases made through certain financial intermediaries.  The minimum subsequent investment is $1,000.  The Fund may reduce or waive the minimum in its sole discretion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.